DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2023
DISCONTINUED OPERATIONS
Summary of analysis of assets and liabilities and gain on deconsolidation of subsidiary

	2021	2022	2023	2023
	RMB	RMB	RMB	USD
Revenues	298,817	10,033,891	25,650	3,613
Cost of sales	(233,254)	(29,295,621)	(278,272)	(39,194)
Sales and marketing	(21,367,579)	(115,090,438)	—	—
General and administrative	(2,830,367)	(16,339,468)	(1,106,093)	(155,790)
Impairment on advance and other assets	—	(135,567,578)	(606,933)	(85,485)
Loss from operations	(24,132,383)	(286,259,214)	(1,965,648)	(276,856)

Interest income	—	127,337	173	24
Foreign exchange loss	(6)	(8,750)	(4,209)	(593)
Other (expenses) income, net	—	54,041	13,494	1,901
Loss from discontinued operations	(24,132,389)	(286,086,586)	(1,956,190)	(275,524)

	2022	2023
	RMB
Prepayments and other current assets	25,924	—
Total current assets	25,924	—
Accounts payable	158,800,167	—
Other payables and accruals	536,473	—
Total current liabilities	159,336,640	—